Maiden Holdings, Ltd. Nasdaq:MHLD Investor Presentation May & June 2017

Forward Looking Statements | Investor Presentation 2 This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on current expectations and beliefs of Maiden Holdings, Ltd. (the “Company”) concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, developments of claims and the effect on loss reserves, decreases in existing and new client projected premiums, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company’s products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices, developments relating to existing agreements, heightened competition, changes in pricing environments and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements, except as may be required by law. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected is contained in Item 1A. Risk Factors in the Company’s most recent Annual Report on Form 10-K. In presenting the Company’s results, management has included and discussed in this presentation certain non generally accepted accounting principles (“non-GAAP”) financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“U.S. GAAP”). See the appendix of this presentation for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures. Non-GAAP Financial Measures

Maiden’s Value Proposition | Investor Presentation 3 Significant line of business and geographical diversity across low volatility underwriting portfolio (Not focused on the property catastrophe reinsurance market) Long-term relationships with targeted regional and specialty P&C insurers – 34-year operating history Successful and stable multi-year strategic reinsurance relationship with AmTrust Financial Services, Inc. (“AmTrust”) since 2007 Predictable and stable operating results Highly efficient and scalable operating platform Growing balance sheet scale and capital efficiency supported by the low-volatility model Conservative investment portfolio Strong commitment to rewarding shareholders through dividends 1 2 Maiden targets consistent underwriting profitability, above industry average growth and an operating ROACE* of 15% or greater 3 4 5 6 7 8 *ROACE is Return on Average Common Equity. We use ROACE as a measurement of profitability that focuses on the return to Maiden shareholders rather than using solely net income. Please see the definition of non-GAAP financial measures on the final page of this presentation for additional important information.

RNR VR EIG AWH AXS AGII ACGL PRE*ENH* AHL XL MHLD GLRE 60% 65% 70% 75% 80% 85% 90% 95% 100% 105% 110% 0 x1 x2 x3 x4 x5 x6 x7 x8 x9 x10 6 Y e a r A v e rage C o m b ine d Ra ti o Multiple of MHLD's Standard Deviation in Combined Ratio 6 Year Average Quarterly Combined Ratio and Standard Deviation in Combined Ratio MHLD = x1 SD Predictable and Stable Operating Performance | Investor Presentation 4 Data Source: Quarterly Combined Ratio Data from SNL Financial – 1Q 2011 to 1Q 2017 *PRE is the former ticker of PartnerRe, which is no longer traded publicly following its acquisition by EXOR. * ENH is the former ticker of Endurance, which is no longer traded publicly following it acquisition by Sompo. Relatively stable and profitable combined ratio reflecting low volatility underwriting portfolio

Maiden’s History | Investor Presentation 5 1 AmTrust’s founding shareholders were Michael Karfunkel, George Karfunkel, and Barry Zyskind. Michael Karfunkel passed away on April 27, 2016, thus the shares previously held by him are now controlled by his wife Leah Karfunkel. 2 National General Holdings Corporation (“NGHC”), formerly known as American Capital Acquisition Corporation (“ACAC”), acquired GMAC Personal Lines Business in 2010. The Michael Karfunkel 2005 Family Trust (which is controlled by Leah Karfunkel) and AmTrust own 43.0% and 11.6% of NGHC common stock, respectively. 3 As of most recent individual filings. 4 Last twelve months as of March 31, 2017. . 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 1Q17 Gross Premiums Written (“GPW”) $247 $727 $1,049 $1,298 $1,813 $2,001 $2,204 $2,507 $2,663 $2,831 $2,8914 Employees 5 129 139 204 213 214 185 194 204 211 213 Founding Shareholders¹ Ownership 18.6% 30.1% 30.1% 28.3% 28.3% 28.4% 28.4% 28.1% 20.3% 17.4% 17.4%3 2007 2008 2009 2010 2011 2012 2013 2014 2015 AmTrust’s founding shareholders¹ formed Maiden Entered into 40% Quota Share with AmTrust Redeemed 14% TRUPS January 15, 2014 Entered into 25% NGHC² Quota Share Acquired international insurance business (IIS) from Ally Sold property Excess & Surplus (“E&S”) lines business NGHC Quota Share discontinued Acquired a reinsurance platform with 25 years of operations, GMAC RE, with renewal rights, client relationships, and infrastructure (GPW in $ millions) 2016 AM Best rating upgraded to A September 1, 2016

Property 21% Other Casualty 24% Personal Auto 26% Commercial Auto 8% A&H 11% International 10% Last Twelve Months* Gross Premiums Written = $841 million Maiden’s Key Business Segments Today Diversified Reinsurance Segment Diversified Reinsurance – Focus on lower volatility “working layer” reinsurance needs of regional and specialty P&C insurers in the U.S. and select international markets Underwriting / Distribution DUAL UNDERWRITING DISTRIBUTION: • 46% direct / 54% brokered distribution** COMPETITIVE ADVANTAGES: • Lasting, profitable, long-term relationships with clients – 34-year operating history • Dedicated Financial Trust® offers highly rated security • Deep multi-functional client service support • Purpose built balance sheet and operating platform * As of March 31, 2017 **As of December 31, 2016 IN THE U.S.: Multi-Functional Teams: • Underwriters, actuaries, accountants, legal and claims specialists Focus on traditional lines: • Personal & commercial auto • Commercial multi-peril • General liability • Workers’ compensation • Non-cat property IN SELECT INTERNATIONAL MARKETS: OEM oriented business development team: • Personal Auto • Credit Life Bermuda team - offering capital solutions in Europe: • Multi-line regional opportunities | Investor Presentation 6

SPECIALTY RISK AND EXTENDED WARRANTY (GLOBAL): • Consumer and commercial goods warranty • European Hospital liability • Other SMALL COMMERCIAL (U.S.): • Workers’ compensation • Commercial package • Commercial lines SPECIALTY PROGRAM: • Commercial package for specialty risks / segments UNDERWRITING: • Multi-year quota-share reinsurance relationship since 2007 — Master Agreement in place through June 2019 with negotiated contract modifications occurring independent of renewal cycle twice previously — Actively managed by Maiden to preserve targeted economics • Strong controls and governance — Independent underwriting and reserving — All related party transactions require independent Audit Committee approvals AMTRUST’S STRENGTHS: • Significant driver of growth with profitable combined ratios • AmTrust’s leading competitive position in specialty markets • Highly efficient with strong technological core competency Maiden’s Key Business Segments Today AmTrust Reinsurance Segment | Investor Presentation 7 AmTrust Quota Share – Providing strategically important capital support to AmTrust since 2007 Last Twelve Months* Gross Premiums Written = $2.0 billion * As of March 31, 2017 Small Commercial Business 60% Specialty Program 18% Specialty Risk and Extended Warranty 22%

AmTrust Relationship • Maiden maintains robust controls, procedures and governance. All transactions between Maiden and AmTrust require review and approval by the Maiden’s independent directors (Audit Committee). • AmTrust announced various adjustments and material weaknesses in its financial reporting. These are unrelated to Maiden or Maiden’s financial statements. • AmTrust received a clean unqualified opinion from its auditor KPMG Nothing in AmTrust’s restatement is related to the premium or losses ceded to Maiden. • AmTrust has been defending itself against short sellers for a number of years and unsubstantiated allegations put forward in recent news articles seem to be recycled attacks from those looking to gain from a fall in AmTrust’s share price. • Related party transactions are disclosed in Maiden’s Annual Report on Form 10-K. | Investor Presentation 8

Diverse Portfolio of Low Volatility Underwriting Business Majority of business made up of lower volatility proportional reinsurance Low-hazard, profitable workers’ compensation business • 41% of last twelve months gross premiums written • Focus on small premium, small-employer policies • Significantly lower workers’ compensation loss ratio vs. industry mainly reflecting AmTrust’s specialization and leading position in low-hazard segment | Investor Presentation 9 LAST TWELVE MONTHS Q1 2017 GROSS PREMIUMS WRITTEN Last Twelve Months* Gross Premiums Written = $2.891 billion 1. Workers' compensation 41% 2. Personal auto 13% 3. Commercial auto 10% 4. Other liability 10% 5. Warranty 9% 6. Fire, allied lines and inland marine 5% 7. Commercial multi-peril 4% 8. Accident & health 3% 9. European hospital liab. 2% 10. Others 2% 11. Homeowners' 1% 1 2 3 4 5 6 7 8 9 10 11 * As of March 31, 2017

Unique Operating Platform and Business Model Drive Highly Efficient Expense Relativities | Investor Presentation 10 1 LTM = Last twelve months from March 31, 2017 2 Aspen, Arch, Axis, AWAC, Endurance, EverestRe, PartnerRe, RenRe, Validus, XL Source: SNL and Company Financials LTM1 1Q 2017 G&A Expense Ratio Maiden: 2.6% Selected P&C (Re)Insurers2: 14.9% $1,298 $1,813 $2,001 $2,204 $2,507 $2,663 $2,831 $2,891 3.5% 3.5% 2.9% 2.9% 2.8% 2.7% 2.6% 2.6% 2010 2011 2012 2013 2014 2015 2016 LTM 1Q 2017 Gross Premiums Written ($mm) G&A Expense Ratio

551 554 644 696 705 724 782 830 892 1,031 1,039 108 208 360 360 360 363 363 215 215 126 126 126 150 315 315 480 315 315 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 1 Q 2 0 1 7 T O T A L CAPI T A L (E X CLUDIN G A O CI ) Common Equity excluding AOCI Senior Notes Trust Preferred Preference Shares Access to capital markets has enabled Maiden to fund growth with long-term and perpetual securities • January 2009: 14% Junior Subordinated Debt (“TRUPS” or “Trust Preferred”) Offering of $260 million to finance the acquisition of GMAC RE with significant support from Founding Shareholders (Called in January 2014) • June 2011: 30-Year, 8.25% Senior Notes Offering of $107.5 million, replacing a portion of 14% TRUPS (NYSE:MHNA - Redeemed June 15, 2016) • March 2012: 30-Year, 8% Senior Notes Offering of $100 million (NYSE:MHNB)* • August 2012: 8.25% Non-Cumulative Perpetual Preferred Share Offering of $150 million (NYSE:MHPRA)* • October 2013: 7.25% Mandatory Convertible Preference Share Offering of $165 million, supporting reinsurance business growth (NASDAQ:MHLDO)* - Converted to common equity on September 15, 2016 • November 2013: 30-Year, 7.75% Senior Notes Offering of $152.5 million, proceeds used to redeem remaining 14% TRUPS on January 15, 2014 (NYSE:MHNC)* • November 2015: 7.125% Non-Cumulative Perpetual Preferred Share Offering of $165 million (NYSE:MHPRC)* • June 2016: 30-Year, 6.625% Senior Notes Offering of $110 million (NYSE:MHLA)* Proceeds used to redeem $107.5 million 8.25% Senior Notes. • Ongoing exploration of shareholder friendly, diverse and alternative sources of capital *MHNC, MHLA, MHPRA and MHPRC preferred shares have 5 year call provisions at par. MHNB called and will be redeemed on June 27, 2017. Balanced & Diversified Capital Structure | Investor Presentation 11 BALANCED AND DIVERSIFIED CAPITAL STRUCTURE (In $ millions)

BB+ or lower 3% AAA 4% AA 5% A 28% BBB 24% US Agency 36% Cash & Cash Equiv. 4%U.S. Agency 33% Corporate Bonds 53% Other2 10% Maiden Maintains a Conservative Investment Portfolio • Continued emphasis on investing in GSE and high-grade corporate debt; new money yield on fixed maturities in 1Q 2017 was 3.36%; overall 1Q 2017 book yield (excluding cash equivalents) was 3.29% • March 31, 2017 average duration of investable assets (including cash equivalents) of 4.86 years compared to duration of liabilities of 3.77 years • Profitable growth & positive cash flow have expanded invested assets that will enhance earnings • Cash and cash equivalent position was $193.2 million as of March 31, 2017. | Investor Presentation 12 INVESTABLE ASSETS1 COMPOSITION 1 Investable assets include cash and cash equivalents, fixed maturities, other investments and loan to related party 2 “Other” includes loan to related party, investment grade commercial mortgage backed securities, collateralized loan obligations, municipal bonds and non-U.S. government bonds 3 As of March 31, 2017 4 Credit quality ratings assigned by Standard & Poor’s (or equivalent) and include those with a + or – modifier Total: $5.1bn3 STRONG CREDIT QUALITY OF INVESTMENTS4 Total: $4.7bn3

$ 62.9 $ 71.6 $ 74.9 $ 81.2 $ 91.4 $ 117.2 $ 131.1 $ 145.9 $ 151.7 2009 2010 2011 2012 2013 2014 2015 2016 Q1 2017 Low-Volatility Business Model Supporting Asset and Investment Income Growth GROWING NET INVESTMENT INCOME ($MM) EXPANDING INVESTABLE ASSETS BASE ($MM) **Investable assets at December 31, 2013 include net proceeds of $147.4 million from November 2013 Senior Note offering. Maiden primarily utilized the proceeds of its Senior Notes offering in November 2013, as well as cash on hand, to redeem the $152.5 million face value TRUPs on January 15, 2014. | Investor Presentation 13 $ 2,088 $ 2,234 $ 2,494 $ 3,003 $ 3,552 $ 4,030 $ 4,628 $ 5,054 $ 5,093 2009 2010 2011 2012 2013** 2014 2015 2016 Q1 2017

Strategic Initiatives Maiden capital solutions activity in Europe actively marketing and entertaining numerous prospect quoting opportunities – Opportunities under development in multiple global markets – Currently actively marketing throughout Europe Maiden IIS is continuing to develop OEM opportunities with additional expansion under development Payment protection insurance (PPI) European pipeline under development Maiden Re team in U.S. continues to identify opportunities to expand existing client relationships and customers – AM Best rating upgrade to A rating to benefit competitive position, particularly US facultative casualty – Boiler & Equipment product actively marketed – Implementing predictive analytics underwriting tools for commercial auto and A&H – Developing capital solutions model for U.S. similar to Maiden Bermuda approach in Europe | Investor Presentation 14

Investment Opportunity • Differentiated P&C reinsurance business model with focus on low-volatility, predictable lines of business and strong long-lasting client relationships • Demonstrated predictable, stable and highly efficient operating performance targeting ROACE* of 15% or greater • Shareholder-friendly capital management • Strong commitment to rewarding shareholders through dividends • Well-positioned for continued disciplined growth; significant opportunities to further enhance profitability | Investor Presentation 15 *Please see the definition of non-GAAP financial measures on the final page of this presentation for additional important information.

Maiden Holdings, Ltd.

Appendix • Targeted Operating Metrics • Summary Balance Sheet • Summary Income Statement • Non-GAAP Financial Measures – Reconciliation • Non-GAAP Financial Measures – Reconciliation ROACE • Non-GAAP Financial Measures | Investor Presentation 17 Appendix

Targets Achievable Over Time | Investor Presentation 18 • Medium-term Operating ROACE* > 15% • Risk adjusted underwriting profit — G&A expense ratio < 4% • NPW compounded annual growth rate of 10%+ • Core regional insurer client retention rate of > 85% • Modeled annual aggregate exposure to cat events < annual net income 15% operating ROACE* attainable over medium-term with improved underwriting results, growth in invested assets and current capital structure *Please see the definition of non-GAAP financial measures on the final page of this presentation for additional important information. TARGETED OPERATING METRICS Appendix

2011 2012 2013 2014 2015 2016 Q1 2017 ($ in millions) Investable Assets Investments $ 2,022.9 $ 2,621.6 $ 3,167.2 $ 3,469.5 $ 4,127.7 $ 4,736.9 $ 4,732.0 Cash & Cash Equivalents 303.0 213.8 217.2 392.5 332.5 149.5 193.2 Loan to Related Party 168.0 168.0 168.0 168.0 168.0 168.0 168.0 Total Investable Assets 2,493.9 3,003.4 3,552.4 4,030.0 4,628.2 5,054.4 5,093.2 Net Reinsurance Receivable 423.4 522.6 560.1 513.0 377.3 410.2 615.6 Deferred Acquisition Costs 248.4 270.7 304.9 372.5 397.5 424.6 472.5 Other Assets 229.4 341.5 296.0 248.6 300.6 363.1 375.7 Total Assets $ 3,395.1 $ 4,138.2 $ 4,713.4 $ 5,164.1 $ 5,703.6 $ 6,252.3 $ 6,557.0 Loss and LAE Reserve $ 1,398.4 $ 1,740.3 $ 1,957.8 $ 2,271.3 $ 2,510.1 $ 2,896.5 $ 2,991.6 Unearned Premiums 832.0 936.5 1,034.8 1,207.7 1,354.6 1,475.5 1,670.9 Senior Notes 107.5 207.5 360.0 360.0 349.9 351.4 351.5 Trust Preferred Securities 126.3 126.3 126.4 - - - - Liability for securities purchased - - - - 4.0 - - Other Liabilities 161.9 112.0 110.1 83.9 135.9 167.7 172.9 Total Liabilities 2,626.1 3,122.6 3,589.1 3,922.9 4,354.5 4,891.1 5,186.9 Equity 769.0 1,015.6 1,124.3 1,241.2 1,349.1 1,361.2 1,370.1 Total Liabilities & Equity $ 3,395.1 $ 4,138.2 $ 4,713.4 $ 5,164.1 $ 5,703.6 $ 6,252.3 $ 6,557.0 Book Value per Common Share $ 10.64 $ 11.96 $ 11.14 $ 12.69 $ 11.77 $ 12.12 $ 12.19 Growth in Total Investable Assets 11.6% 20.4% 18.3% 13.4% 14.8% 25.4% 0.8% Ratio of Total Investable Assets to Equity 324.3% 295.7% 316.0% 324.7% 343.1% 371.3% 371.7% Summary Balance Sheet | Investor Presentation 19 Appendix *Senior notes from 2015 onwards are reported net of deferred issuance costs due to a change in U.S. GAAP

2011 2012 2013 2014 2015 2016 Q1 2017 ($ in millions) Gross Premiums Written $ 1,812.6 $ 2,001.0 $ 2,204.2 $ 2,507.4 $ 2,662.8 $ 2,831.3 $ 923.4 Net Premiums Written $ 1,723.5 $ 1,901.3 $ 2,096.3 $ 2,458.1 $ 2,514.1 $ 2,655.0 $ 900.5 Net Premiums Earned $ 1,552.4 $ 1,803.8 $ 2,000.9 $ 2,251.7 $ 2,429.1 $ 2,568.2 $ 709.5 Net Investment Income 74.9 81.2 91.4 117.2 131.1 145.9 42.2 Interest and Amortization Expenses 34.1 36.4 39.8 30.0 29.1 28.2 6.9 Net Income attributable to Maiden common shareholders $ 28.5 $ 46.5 $ 87.9 $ 77.1 $ 100.1 $ 15.2 $ 20.5 Non-GAAP Operating Earnings * $ 69.6 $ 48.5 $ 87.5 $ 117.7 $ 107.2 $ 17.3 $ 22.6 Non-GAAP Operating EPS * $ 0.96 $ 0.66 $ 1.18 $ 1.53 $ 1.39 $ 0.22 $ 0.26 Non-GAAP Operating ROE * 9.2% 5.9% 10.5% 13.6% 12.0% 1.9% 8.7% Loss Ratio 66.6% 69.5% 67.0% 66.1% 66.9% 70.6% 67.4% Expense Ratio 31.5% 30.0% 30.5% 31.9% 32.4% 32.6% 33.5% Combined Ratio 98.1% 99.5% 97.5% 98.0% 99.3% 103.2% 100.9% Summary Income Statement | Investor Presentation 20 *2011 Includes $9.5 million or 0.6% in loss ratio and combined ratio impact from U.S. thunderstorm and tornado activity in 2Q11. 2012 includes $31.1 million or 1.7% in loss ratio and combined ratio impact from Superstorm Sandy in 4Q12. 2016 includes $108.9 million reserve charge taken in 4Q16. Please see the non-GAAP reconciliation table in the appendix of this presentation for additional important information. Appendix

Non-GAAP Financial Measures Reconciliation | Investor Presentation 21 Note: Please see the definition of non-GAAP financial measures on final page for additional important information. Appendix 2011 2012 2013 2014 2015 2016 Q1 2017 ($ in millions) Net income $ 28.5 $ 50.2 $ 102.8 $ 101.5 $ 124.2 $ 48.1 $ 26.5 (Income) loss attributable to non-controlling interest - (0.1) (0.1) (0.1) 0.2 0.8 0.0 Dividends on preference shares - (3.6) (14.8) (24.3) (24.3) (33.7) (6.0) Add (subtract): Net realized and unrealized (gains) losses on investment (0.5) (1.9) (3.6) (1.2) (2.5) (6.8) (0.9) Net impairment losses recognized in earnings - - - 2.4 1.1 - - Foreign exchange and other (gains) losses (0.3) (1.6) (2.8) (4.2) (7.8) (11.6) 1.9 Amortization of intangible assets 5.0 4.4 3.8 3.3 2.8 2.5 0.5 Divested excess and surplus business and NGHC run-off - - - 10.4 12.3 14.5 0.3 Junior subordinated debt repurchase expense 15.1 - - - - - - Accelerated amortization of debt discount and issuance cost 20.3 - - 28.2 - 2.3 Interest expense incurred related to 2013 Senior Notes prior to actual redemption of the junior subordinated debt - - 1.2 0.5 - - - Non-recurring general and administrative expenses relating to IIS Acquisition (2010) 0.2 - - - - - - Non-cash deferred tax expense 1.3 1.1 1.0 1.2 1.2 1.2 0.3 Non-GAAP Operating earnings $ 69.6 $ 48.5 $ 87.5 $ 117.7 $ 107.2 $ 17.3 $ 22.6 Earnings per common share: Basic earnings per share $ 0.40 $ 0.64 $ 1.21 $ 1.06 $ 1.36 $ 0.20 $ 0.24 Diluted earnings per share $ 0.39 $ 0.64 $ 1.18 $ 1.04 $ 1.31 $ 0.19 $ 0.23 Non-GAAP Operating earnings per common share: Non-GAAP basic operating earnings per share $ 0.97 $ 0.67 $ 1.21 $ 1.61 $ 1.46 $ 0.22 $ 0.26 Non-GAAP diluted operating earnings per share $ 0.96 $ 0.66 $ 1.18 $ 1.53 $ 1.39 $ 0.22 $ 0.26

Non-GAAP Financial Measures Reconciliation - ROACE | Investor Presentation 22 Note: Please see the definition of non-GAAP financial measures on final page for additional important information. Appendix 2011 2012 2013 2014 2015 2016 Q1 2017 ($ in millions) Net income attributable to Maiden common shareholders $ 28.5 $ 46.5 $ 87.9 $ 77.1 $ 100.1 $ 15.3 $ 20.5 Non-GAAP Net operating earnings attributable to Maiden common shareholders 69.6 48.5 87.5 117.7 107.2 17.3 22.6 Opening common shareholders' equity 750.2 768.6 865.2 808.8 925.7 867.8 1,045.8 Ending common shareholders' equity 768.6 865.2 808.8 925.7 867.8 1,045.8 1,054.8 Average common shareholders' equity 759.4 816.9 837.0 867.3 896.8 923.0 1,050.3 Annualized return on average common equity 3.8% 5.7% 10.5% 8.9% 11.2% 1.6% 7.9% Annualized non-GAAP operating return on average common equity 9.2% 5.9% 10.5% 13.6% 12.0% 1.9% 8.7%

Non-GAAP Financial Measures | Investor Presentation 23 In presenting the Company’s results, management has included and discussed in this presentation non-GAAP financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). Operating Earnings and Operating Earnings per Common Share: In addition to presenting net income determined in accordance with U.S. GAAP, we believe that showing operating earnings enables investors, analysts, rating agencies and other users of our financial information to more easily analyze our results of operations in a manner similar to how management analyzes our underlying business performance. Operating earnings should not be viewed as a substitute for U.S. GAAP net income. Operating earnings are an internal performance measure used in the management of our operations and represents operating results excluding, as applicable on a recurring basis, net realized and unrealized gains or losses on investment, foreign exchange and other gains or losses, amortization of intangible assets and non-cash deferred tax expenses. We exclude net realized and unrealized gains or losses on investment and foreign exchange and other gains or losses as we believe that both are heavily influenced in part by market opportunities and other factors. We do not believe amortization of intangible assets are representative of our ongoing business. We believe all of these amounts are largely independent of our business and underwriting process and including them distorts the analysis of trends in our operations. We also exclude certain non- recurring expenditures that are material to understanding our results of operations. During the third quarter of 2014 and 2015, we exclude impairment losses. Beginning in the second quarter of 2014, we exclude our divested E&S business as it has been in run-off for over one year following the sale to Brit effective May 1, 2013. Similarly, beginning in the fourth quarter of 2014, we exclude results from NGHC as this business segment has been in run-off for one year following the mutual cancellation on a run-off basis of our contract. Furthermore, in Q1 of 2014 and Q2 2011, we exclude the accelerated amortization of the Junior Subordinated Debt discount and the write off of the associated issuance costs. In Q2 2016, we also excluded the write off of the amortized issuance cost related to the 8.2% Senior Notes redeemed in June 2016. In Q1 2014 and Q4 2013, we also exclude the interest expense incurred on our 2013 Senior Notes prior to the redemption of the outstanding Junior Subordinated Debt given the one time nature of the additional funding cost. For 2011 we exclude transaction expenses related to the IIS Acquisition as these are non-recurring. Operating Return on Average Common Equity ("Operating ROACE"): Management uses operating return on average common shareholders' equity as a measure of profitability that focuses on the return to Maiden common shareholders. It is calculated using operating earnings available to common shareholders (as defined above) divided by average Maiden common shareholders' equity. Average common shareholders’ equity for the twelve months ended December 31, 2016 is adjusted for the period the Mandatory Convertible Preference Shares - Series B are outstanding (prior to mandatory conversion date of September 15, 2016). Management has set as a target a long-term average of 15% Operating ROACE, which management believes provides an attractive return to shareholders for the risk assumed from our business. See the previous two pages of this presentation for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures. Appendix